OMB APPROVAL
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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A

           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934
                                (Amendment No. )

      Filed by the Registrant   |X|
      Filed by a Party other than the Registrant   |_|

      Check the appropriate box:

      |X|  Preliminary Proxy Statement
      |_| Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
      |_|  Definitive Proxy Statement
      |_|  Definitive Additional Materials
      |_|  Soliciting Material Pursuant to ss.240.14a-12


                              GPS INDUSTRIES, INC.
                 ----------------------------------------------
                (Name of Registrant as Specified In Its Charter)

     ----------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

      Payment of Filing Fee (Check the appropriate box):

      |X|   No fee required.
      |_|   $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2)
            or Item 22(a)(2) of Schedule 14A.
      |_|   Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
            0-11.

      1)    Title of each class of securities to which transaction applies:_____
      2)    Aggregate number of securities to which transaction applies:________
      3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):______
      4)    Proposed maximum aggregate value of transaction:____________________
      5)    Total fee paid:_____________________________________________________

            |_|   Fee paid previously with preliminary materials.
            |_|   Check box if any part of the fee is offset as provided by
                  Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1)    Amount Previously Paid:_____________________________________________
      2)    Form, Schedule or Registration Statement No.:_______________________
      3)    Filing Party:_______________________________________________________
      4)    Date Filed:_________________________________________________________

                  SEC 1913 (02-02) Persons who are to respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB control number.

                              GPS INDUSTRIES, INC.
                         Suite 214, 5500 - 152nd Street
                        Surrey, British Columbia V3S 5J9


                                 March __, 2005

To Our Shareholders:

      You are cordially invited to attend a Special Meeting of Shareholders of GPS Industries, Inc., which will be held on __________, April __, 2005, beginning at 10:00 a.m., Pacific Standard Time, at our offices located at Suite 214, 5500 - 152nd Street, Surrey, British Columbia V3S 5J9.

      Information about the Special Meeting, including matters on which shareholders will act, may be found in the notice of Special Meeting and proxy statement accompanying this letter. We look forward to greeting in person as many of our shareholders as possible.

      It is important that your shares be represented and voted at the meeting. Whether or not you plan to attend the Special Meeting, please complete, sign, date, and promptly return the accompanying proxy in the enclosed envelope. Returning the proxy does NOT deprive you of your right to attend the Special Meeting. If you decide to attend the Special Meeting and wish to change your proxy vote, you may do so automatically by voting in person at the meeting. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to attend and vote in person at the meeting, you must obtain from the record holder a proxy issued in your name.

Sincerely yours,

/s/ ROBERT C. SILZER, SR.

Robert C. Silzer, Sr.
CHIEF EXECUTIVE OFFICER

                              GPS INDUSTRIES, INC.
                         SUITE 214, 5500 - 152ND STREET
                        SURREY, BRITISH COLUMBIA V3S 5J9

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON APRIL __, 2005


      NOTICE IS HEREBY GIVEN that the Special Meeting of Shareholders of GPS Industries, Inc. will be held at our offices located at Suite 214, 5500 - 152nd Street, Surrey, British Columbia V3S 5J9, on __________, April __, 2005, at 10:00 a.m., Pacific Standard Time, for the following purposes:

      1. To amend our Articles of Incorporation to increase the number of shares of capital stock authorized from 275,000,000 (250,000,000 shares of common stock and 25,000,000 shares of preferred stock), to 550,000,000 (500,000,000 shares of common stock and 50,000,000 shares of preferred stock).

      2. To transact any other business that may properly come before the meeting.

      These business items are described more fully in the Proxy Statement accompanying this Notice.

      Only shareholders who owned our common stock at the close of business on March 14, 2005 may vote at this meeting or any adjournments that may take place. All shareholders are cordially invited to attend the meeting in person. However, to assure your representation at the meeting, you are urged to mark, sign and return the enclosed proxy as promptly as possible in the postage-prepaid envelope for that purpose. Your stock will be voted in accordance with the instructions you have given. Any stockholder attending the meeting may vote in person even if he or she has previously returned a proxy. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to attend and vote in person at the meeting, you must obtain from the record holder a proxy issued in your name.

By Order of the Board of Directors,

/s/ ROBERT C. SILZER, SR.

Robert C. Silzer, Sr.
Chief Executive Officer

Dated: March __, 2005

PLEASE DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT AT YOUR EARLIEST CONVENIENCE IN THE ENCLOSED ENVELOPE SO THAT YOUR SHARES WILL BE VOTED IF YOU ARE NOT ABLE TO ATTEND THE SPECIAL MEETING.

                              GPS INDUSTRIES, INC.
                         Suite 214, 5500 - 152nd Street
                        Surrey, British Columbia V3S 5J9

                                 PROXY STATEMENT

                       FOR SPECIAL MEETING OF SHAREHOLDERS

                          TO BE HELD ON APRIL __, 2005
                 INFORMATION CONCERNING SOLICITATION AND VOTING

General

      The enclosed proxy is solicited on behalf of the Company's Board of Directors for use at the Special Meeting of Shareholders to be held on April __, 2005, at 10:00 a.m., Pacific Standard Time (the "Special Meeting"), or at any adjournment or postponement of this meeting, for the purposes set forth in this Proxy Statement and in the accompanying Notice of Special Meeting of Shareholders. The Special Meeting will be held at our offices located at Suite 214, 5500 - 152nd Street, Surrey, British Columbia V3S 5J9. We intend to mail this Proxy Statement and accompanying proxy card to shareholders on or about March 14__, 2005.

Availability of Annual Report and Form 10-KSB

      The Company makes available, free of charge through its website (www.gpsindustries.com), its annual reports on Form 10-KSB, quarterly reports on Form 10-QSB, current reports on Form 8-K and amendments to those reports filed or furnished pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (the "Exchange Act"), as soon as reasonably practicable after such documents are electronically filed with or furnished to the Securities and Exchange Commission. The Company will provide to any shareholder without charge, upon the written request of that shareholder, a copy of the Company's Annual Report on Form 10-KSB (without exhibits), including financial statements and the financial statement schedules, for the fiscal year ended December 31, 2003. Such requests should be addressed to Investor Relations, GPS Industries, Inc., Suite 214, 5500 - 152nd Street, Surrey, British Columbia V3S 5J9.

Revocability of Proxies

      Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivering to the Company's Secretary, at the address of the Company's executive offices noted above, written notice of revocation or a duly executed proxy bearing a later date or by attending the Special Meeting and voting in person. Attendance at the Special Meeting will not, by itself, revoke a proxy. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to attend and vote in person at the Special Meeting, you must obtain from the record holder a proxy issued in your name.

Voting; Quorum; Abstentions and Broker Non-Votes

      Only shareholders of record at the close of business on March 14, 2005 (the "Record Date") will be entitled to notice of and to vote at the Special Meeting. At the close of business on March 14, 2005, there were ________ shares of common stock outstanding and entitled to vote. Each holder of record of shares of common stock on that date will be entitled to one vote for each share held on all matters to be voted upon at the Special Meeting.

      Proxies properly executed, duly returned to the Company and not revoked will be voted in accordance with the specifications made. Where no specifications are given, such proxies will be voted "FOR" all of the proposals described in this Proxy Statement. It is not expected that any matters other than those referred to in this Proxy Statement will be brought before the Special Meeting. If, however, any matter not described in this Proxy Statement is properly presented for action at the Special Meeting, the persons named as proxies in the enclosed form of proxy will have discretionary authority to vote according to their own discretion.

      The required quorum for the transaction of business at the Special Meeting is a majority of the issued and outstanding shares of the Company's common stock entitled to vote at the Special Meeting, whether present in person or represented by proxy. The Bylaws of the Company provide that unless otherwise provided by law or by the Articles of Incorporation or the Bylaws, all matters shall be decided by the vote of the holders of a majority of the outstanding shares of stock represented and entitled to vote in person or by proxy at the Special Meeting. Shares of common stock represented by a properly signed and returned proxy will be treated as present at the Special Meeting for purposes of determining a quorum, regardless of whether the proxy is marked as casting a vote or abstaining. Shares of stock represented by "broker non-votes" (i.e., shares of stock held in record name by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote; (ii) the broker or nominee does not have discretionary voting power under applicable rules or the instrument under which it serves in such capacity; or (iii) the record holder has indicated on the proxy card or has executed a proxy and otherwise notified the Company that it does not have authority to vote such shares on that matter) will be treated as present for purposes of determining a quorum.

Solicitation

      The cost of soliciting proxies will be borne by the Company. In addition to soliciting shareholders by mail and through its regular employees, the Company will request that banks and brokers and other persons representing beneficial owners of the shares forward the proxy solicitation material to such beneficial owners and the Company may reimburse these parties for their reasonable out-of-pocket costs. The Company may use the services of its officers, directors and others to solicit proxies, personally or by telephone, facsimile or electronic mail, without additional compensation.

                                  PROPOSAL ONE

             AMENDMENT OF THE COMPANY'S ARTICLES OF INCORPORATION TO
                           INCREASE AUTHORIZED SHARES

      The Board has adopted an amendment to the Company's Articles of Incorporation to increase the number of shares of capital stock the Company is authorized to issue from 275,000,000 (250,000,000 shares of common stock and 25,000,000 shares of preferred stock), to 550,000,000 (500,000,000 shares of common stock and 50,000,000 shares of preferred stock). The purpose of the amendment is to allow the Company to have a sufficient number of shares of authorized and unissued shares which can be issued in connection with such corporate purposes as may, from time to time, be considered advisable by the Board. Having such shares available for issuance in the future will give the Company greater flexibility and will allow such shares to be issued as determined by the Board without the expense and delay of a special shareholders' meeting to approve such additional authorized capital stock. Such corporate purposes could include, without limitation: the issuance of shares in connection with equity financings and the issuance of shares in connection with acquisitions.

      The increase in authorized shares will not have any immediate effect on the rights of existing shareholders. However, the Board will have the authority to issue authorized shares without requiring future shareholder approval of such issuances, except as may be required by the Articles of Incorporation and applicable law and regulations. To the extent that the additional authorized shares are issued in the future, they will decrease the existing shareholders' percentage equity ownership and, depending upon the price at which they are issued as compared to the price paid by existing shareholders for their shares, could be dilutive to the Company's existing shareholders. The holders of common stock have no preemptive rights to subscribe for or purchase any additional shares of common stock that may be issued in the future.

      The increase in the authorized number of shares and the subsequent issuance of such shares could have the effect of delaying or preventing a change in control of the Company without further action by the shareholders. Authorized and unissued shares could (within the limits imposed by applicable law) be issued in one or more transactions that would make a change in control of the Company more difficult, and therefore less likely. Any such issuance of additional stock could have the effect of diluting the earnings per share and book value per share of outstanding shares, and such additional shares could be used to dilute the stock ownership or voting rights of a person seeking to obtain control of the Company. The Board is not aware of any attempt to take control of the Company and has not presented this proposal with the intention that the increase in the authorized shares of common stock be used as a type of antitakeover device.

      The Board does not currently have any plans to issue any shares.

      The proposed restated and amended articles of incorporation are attached to this Proxy Statement as Appendix A.

      Vote Required; Recommendation of the Board

      The affirmative vote of a majority of the Company's outstanding shares of common stock is required for approval of this proposal.

THE BOARD UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE AMENDMENT OF THE COMPANY'S ARTICLES OF INCORPORATION TO INCREASE THE AUTHORIZED SHARES.

         Security Ownership of Certain Beneficial Owners and Management

      The following table sets forth certain information known to the Company with respect to beneficial ownership of the common stock as of March 7, 2005 by
(i) each shareholder that the Company knows is the beneficial owner of more than 5% of the common stock, (ii) each of the executive officers named in the "Executive Compensation" section, and (iii) all executive officers and directors as a group. The Company has relied exclusively upon information provided to the Company by its directors and executive officers and copies of documents sent to the Company that have been filed with the Securities and Exchange Commission by others for purposes of determining the number of shares each person beneficially owns. Beneficial ownership is determined in accordance with the rules and regulations of the Securities and Exchange Commission and generally includes those persons who have voting or investment power with respect to the securities. Except as otherwise indicated, and subject to applicable community property laws, the persons named in the table have sole voting and investment power with respect to all shares of the Company's common stock beneficially owned by them. Shares of the Company's common stock subject to options or warrants that are exercisable within 60 days of March 7, 2005 are also deemed outstanding for purposes of calculating the percentage ownership of that person, and if applicable, the percentage ownership of executive officers and directors as a group, but are not treated as outstanding for the purpose of calculating the percentage ownership of any other person.


                                                         Number of Shares     Percentage of Outstanding
                                                         of Common Stock      Common Stock
Name of Beneficial Owner                                 Beneficially Owned   Beneficially Owned
-------------------------------------                    ------------------   ------------------
Officers and Directors:
     Robert Silzer, Sr                                        6,371,306                    3.07%
     Doug Wood                                                7,200,000                    3.47%
     Bart Collins                                               100,000                     .05%
     Rick Horrow                                              1,250,000                     .01%
     Blake Ponuick                                              200,000                     .60%
     Alex Doaga                                               1,260,000                     .61%
     George Dorin                                               300,000                     .14%
                                                             ----------               ----------
     All Directors and Executive Officers (7 persons)        16,681,306                    8.04%
                                                             ----------               ----------

5% Beneficial Owners:
     Greg Norman (2)                                         13,500,000                    6.50%
                                                             ----------               ----------
                                                             ==========               ==========

---------------------
(1) Percentages based on 207,552,851 shares of Common stock outstanding as at March 7, 2005.
(2) 10,000,000 shares are held in the Greg Norman Irrevocable Trust dated 12/11/2004 and 2,850,000 are held in the Gregory John Norman Intangibles Trust.

      WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING, PLEASE COMPLETE, SIGN, DATE, AND PROMPTLY RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED ENVELOPE. YOU MAY REVOKE YOUR PROXY AT ANY TIME PRIOR TO THE SPECIAL MEETING. IF YOU DECIDE TO ATTEND THE SPECIAL MEETING AND WISH TO CHANGE YOUR PROXY VOTE, YOU MAY DO SO AUTOMATICALLY BY VOTING IN PERSON AT THE MEETING.

      THANK YOU FOR YOUR ATTENTION TO THIS MATTER. YOUR PROMPT RESPONSE WILL GREATLY FACILITATE ARRANGEMENTS FOR THE SPECIAL MEETING.

                                   Appendix A

                            CERTIFICATE OF AMENDMENT
                                     TO THE
                            ARTICLES OF INCORPORATION
                                       OF
                              GPS INDUSTRIES, INC.

We the undersigned, Robert C. Silzer, Sr., as Chief Executive Officer does hereby certify:

1.    The name of the Corporation is GPS Industries, Inc.

2. The Articles of Incorporation have been amended to amend and restate the first two paragraphs of Article Four as follows:

            Article Four. The Corporation shall have authority to issue an aggregate of Five Hundred Fifty Million (550,000,000) shares of capital stock. The authorized shares of the Company are divided into two classes, Common Stock and Preferred Stock.

            Five Hundred Million (500,000,000) shares of common stock are authorized having a par value of $.001 per share and will be voting stock.

                  Fifty Million (50,000,000) shares of preferred stock are authorized. The preferred stock may be issued from time to time in one or more series. The Board of Directors is authorized to fix the number of shares of any series of Preferred Stock and to determine the designation of any series. The Board of Directors is also authorized to determine or alter the rights, preferences, privileges, and restrictions granted to or imposed on any wholly unissued series of Preferred Stock and, within the limits and restrictions stated in any resolution or resolutions of the Board of Directors originally fixing the number of shares constituting any series, to increase or decrease (but not below the number of shares of such series then outstanding) the number of shares of any such series subsequent to the issue of shares of that series. No holder of any of the shares of any class of the corporation shall be entitled as of right to subscribe for, purchase, or otherwise acquire any shares of any class of the corporation which the corporation proposes to issue or any rights or options which the corporation proposes to grant for the purchase of shares of any class of the corporation or for the purchase of any shares, bonds, securities, or obligations of the corporation which are convertible into or exchangeable for, or which carry any rights, to subscribe for, purchase, or otherwise acquire shares of any class of the corporation; and any and all of such shares, bonds, securities, or obligations of the corporation, whether now or hereafter authorized or created, may be issued, or may be reissued or transferred if the same have been reacquired and have treasury status, and any and all of such rights and options may be granted by the Board of Directors to such persons, firms, corporations, and associations, and for such lawful consideration, and on such terms, as the Board of Directors in its discretion may determine, without first offering the same, or any thereof, to any said holder.

                                 Appendix A - 1

3. The number of shares of the Corporation outstanding and entitled to vote on this amendment to the Articles of Incorporation is 207,552,851. This amendment has been approved by the affirmative vote of shareholders holding at least a majority of each class of stock outstanding and entitled to vote thereon.

                                  Robert C. Silzer, Sr., Chief Executive Officer



                                 Appendix A - 2

                                   Appendix B

                                  FORM OF PROXY
                              GPS INDUSTRIES, INC.
                         SPECIAL MEETING OF SHAREHOLDERS
                                 APRIL __, 2005

                              GPS INDUSTRIES, INC.


THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

      The undersigned shareholder of GPS Industries, Inc. (the "Company") hereby acknowledges receipt of the Notice of Special Meeting of Shareholders and appoint Robert C. Silzer, Sr., with full power of substitution, as proxy to vote as specified in this Proxy all the shares of common stock of the Company of the undersigned at the Special Meeting of Shareholders of the Company to be held at our offices located at Suite 214, 5500 - 152nd Street, Surrey, British Columbia V3S 5J9 on __________, April __, 2005 at 10:00 a.m., Pacific Standard Time, and any and all adjournments or postponements thereof. Either of such Proxies or substitutes shall have and may exercise all of the powers of said Proxies hereunder. The undersigned shareholder hereby revokes any proxy or proxies heretofore executed for such matters.

      THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER AS DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS ONE, TWO AND THREE, AND IN THE DISCRETION OF THE PROXIES AS TO ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING. THE UNDERSIGNED SHAREHOLDER MAY REVOKE THIS PROXY AT ANY TIME BEFORE IT IS VOTED BY DELIVERING TO THE SECRETARY OF THE COMPANY EITHER A WRITTEN REVOCATION OF THE PROXY OR A DULY EXECUTED PROXY BEARING A LATER DATE, OR BY APPEARING AT THE SPECIAL MEETING AND VOTING IN PERSON.

      To amend our Articles of Incorporation to increase the number of shares of capital stock we have authorized to issue from 275,000,000 (250,000,000 shares of common stock and 25,000,000 shares of preferred stock) to 550,000,000 (500,000,000 shares of common stock and 50,000,000 shares of preferred stock).

       FOR    |_|             AGAINST    |_|           ABSTAIN   |_|

Dated:
      ---------------------------------     ------------------------------------
                                            [Signature]

                                            ------------------------------------
                                            [Signature if jointly held]

                                            ------------------------------------
                                            [Printed Name]


      Please date and sign exactly as your name(s) is (are) shown on the share certificate(s) to which the Proxy applies. When shares are held by joint-tenants or otherwise by more than one person, all should sign. When signing as an executor, administrator, trustee, guardian, attorney-in fact, or other fiduciary, please give full title as such. When signing as a corporation, please sign in full corporate name by President or other authorized officer. When signing as a partnership, please sign in partnership name by an authorized person.

                                 Appendix B - 1